Exhibit 99.1

      Amerada Hess Reports Estimated Results for the Third Quarter of 2005


    NEW YORK--(BUSINESS WIRE)--Oct. 26, 2005--Amerada Hess Corporation (NYSE:AHC) reported net income of $272 million for the third quarter of 2005 compared with income of $178 million for the third quarter of 2004. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity in 2005 and 2004 were as follows:


                                 Three months ended  Nine months ended
                                   September 30        September 30
                                    (unaudited)         (unaudited)
                                 ------------------ ------------------
                                   2005      2004     2005      2004
                                 --------  -------- --------  --------
                               (In millions, except per share amounts)

Exploration and production        $  235    $  155   $  760    $  544
Refining and marketing               125        85      286       358
Corporate                            (54)      (23)    (151)      (49)
Interest expense                     (34)      (39)    (105)     (112)
                                 --------  -------- --------  --------

Net income from continuing
 operations                       $  272    $  178   $  790    $  741

Discontinued operations                -         -        -         7
                                 --------  -------- --------  --------

Net income                        $  272    $  178   $  790    $  748
                                 ========  ======== ========  ========

Net income per share (diluted)    $ 2.60    $ 1.74   $ 7.61    $ 7.34
                                 ========  ======== ========  ========

Weighted average number of shares
 (diluted)                         104.4     102.4    103.8     101.8
                                 ========  ======== ========  ========


    Exploration and production earnings were $235 million in the third quarter of 2005 compared with $155 million in the third quarter of 2004. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 312,000 barrels per day in the third quarter of 2005 compared with 323,000 barrels per day in the third quarter of 2004. Hurricane activity in the Gulf of Mexico reduced third quarter 2005 production by approximately 9,000 barrels of oil equivalent per day. This decrease is estimated to have reduced third quarter exploration and production earnings by approximately $25 million. The Corporation also incurred incremental third quarter expenses related to the hurricanes of $14 million, after income taxes.
    In the third quarter of 2005, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $35.74 per barrel, an increase of $9.01 per barrel from the third quarter of 2004. The Corporation's average United States natural gas selling price was $8.53 per Mcf in the third quarter of 2005, an increase of $4.13 per Mcf from the third quarter of 2004.
    Refining and marketing earnings were $125 million in the third quarter of 2005 compared with $85 million in the third quarter of 2004. The increase in refining and marketing earnings was due to higher refining earnings, reflecting improved margins, partially offset by lower marketing results.
    The following items, on an after-tax basis, are included in net income in the third quarter and first nine months of 2005 and 2004 (in millions):


                                  Three months ended Nine months ended
                                     September 30      September 30
                                  ------------------ -----------------
                                      2005     2004     2005     2004
                                  --------- -------- -------- --------
Exploration and production
--------------------------
     Hurricane related costs         $ (14)    $  -    $ (14)    $  -
     Income tax adjustments              -        -       11        -
     Gains from asset sales              -        -       11       34
     Legal settlement                    -        -       11        -
Corporate
---------
     Premiums on bond repurchases        -        -       (7)       -
     Income tax adjustments            (31)       -      (72)      13
                                  --------- -------- -------- --------

                                     $ (45)    $  -    $ (60)    $ 47
                                  ========= ======== ======== ========


    The corporate tax charges in the third quarter and first nine months of 2005 represent income tax provisions related to the repatriation of foreign earnings under the American Jobs Creation Act of 2004.
    Capital and exploratory expenditures in the third quarter of 2005 amounted to $699 million compared with $381 million in the third quarter of 2004. Of these amounts, $674 million and $363 million in the third quarter of 2005 and 2004, respectively, related to exploration and production activities.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)


                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2005      2004    2005
                                            -------- -------- --------
Income Statement
----------------
 Revenues and Non-operating Income
   Sales and other operating revenues       $ 5,769  $ 3,830  $ 4,963
   Non-operating income
      Equity in income of HOVENSA L.L.C.        151       75      108
      Other                                      36       25       11
                                            -------- -------- --------
                Total revenues and non-
                 operating income             5,956    3,930    5,082
                                            -------- -------- --------

 Costs and Expenses
   Cost of products sold                      4,424    2,742    3,621
   Production expenses                          256      202      242
   Marketing expenses                           202      186      205
   Exploration expenses, including dry
    holes and lease impairment                   91       64       87
   Other operating expenses                      31       52       38
   General and administrative expenses           83       81       86
   Interest expense                              54       62       54
   Depreciation, depletion and amortization     251      230      261
                                            -------- -------- --------

                Total costs and expenses      5,392    3,619    4,594
                                            -------- -------- --------

   Income before income taxes                   564      311      488
   Provision for income taxes                   292      133      189
                                            -------- -------- --------

   Net income                               $   272  $   178  $   299
                                            ======== ======== ========

   Preferred stock dividends                     12       12       12
                                            -------- -------- --------
   Net income applicable to common
    stockholders                            $   260  $   166  $   287
                                            ======== ======== ========

Supplemental Income Statement Information
-----------------------------------------
 Foreign currency gains, after-tax          $     2  $     4  $     8
 Capitalized interest                            22       12       22

Cash Flow Information
---------------------
 Net cash provided by operating
  activities (*)                            $   484  $   817  $   606

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
   United States                            $    74  $   100  $    93
   International                                600      263      414
                                            -------- -------- --------

      Total Exploration and Production          674      363      507
 Refining and Marketing                          25       18       20
                                            -------- -------- --------
      Total Capital and Exploratory
       Expenditures                         $   699  $   381  $   527
                                            ======== ======== ========
 Exploration expenses charged to income
  included above
   United States                            $    30  $    31  $    23
   International                                 12       (6)      11
                                            -------- -------- --------

                                            $    42  $    25  $    34
                                            ======== ======== ========

(*) Includes changes in working capital



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                                        Nine Months
                                                     -----------------
                                                       2005     2004
                                                     -------- --------
Income Statement
----------------
 Revenues and Non-operating Income
    Sales and other operating revenues               $15,688  $12,120
    Non-operating income
                Equity in income of HOVENSA L.L.C.       309      223
                Gain on asset sales                       18       23
                Other                                     93       63
                                                     -------- --------
                     Total revenues and non-
                      operating income                16,108   12,429
                                                     -------- --------
 Costs and Expenses
    Cost of products sold                             11,674    8,650
    Production expenses                                  722      586
    Marketing expenses                                   604      537
    Exploration expenses, including dry holes
     and lease impairment                                310      204
    Other operating expenses                             100      147
    General and administrative expenses                  254      253
    Interest expense                                     169      179
    Depreciation, depletion and amortization             767      695
                                                     -------- --------

                     Total costs and expenses         14,600   11,251
                                                     -------- --------

    Income from continuing operations before income
     taxes                                             1,508    1,178
    Provision for income taxes                           718      437
                                                     -------- --------

    Income from continuing operations                    790      741

    Discontinued operations                               --        7
                                                     -------- --------

    Net income                                       $   790  $   748
                                                     ======== ========

    Preferred stock dividends                             36       36
                                                     -------- --------

    Net income applicable to common stockholders     $   754  $   712
                                                     ======== ========


Supplemental Income Statement Information
-----------------------------------------
 Foreign currency gains, after-tax                   $    16  $     7
 Capitalized interest                                     57       41

Cash Flow Information
---------------------
 Net cash provided by operating activities (*)       $ 1,551  $ 1,649

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
    United States                                    $   258  $   323
    International                                      1,377      805
                                                     -------- --------

                Total Exploration and Production       1,635    1,128
 Refining and Marketing                                   73       45
                                                     -------- --------

                Total Capital and Exploratory
                 Expenditures                        $ 1,708  $ 1,173
                                                     ======== ========

 Exploration expenses charged to income included
  above
    United States                                    $    61  $    58
    International                                         31       23
                                                     -------- --------

                                                     $    92  $    81
                                                     ======== ========

(*) Includes changes in working capital



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                                  September  December
                                                     30         31
                                                    2005       2004
                                                 ---------- ----------
Balance Sheet Information
-------------------------
  Cash and short-term investments                $     760  $     877
  Other current assets                               4,703      3,458
  Investments                                        1,303      1,254
  Property, plant and equipment - net                9,143      8,505
  Other assets                                       2,946      2,218
                                                 ---------- ----------

                Total assets                     $  18,855  $  16,312
                                                 ========== ==========

  Current portion of long-term debt              $      78  $      50
  Other current liabilities                          7,092      4,647
  Long-term debt                                     3,709      3,785
  Deferred liabilities and credits                   2,452      2,233
  Stockholders' equity excluding other
   comprehensive income (loss)                       7,385      6,621
  Accumulated other comprehensive income (loss)     (1,861)    (1,024)
                                                 ---------- ----------

                Total liabilities and
                 stockholders' equity            $  18,855  $  16,312
                                                 ========== ==========



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                             (IN MILLIONS)


                                               Third Quarter 2005
                                       -------------------------------
                                        United
                                        States   International  Total
                                       -------- -------------- -------

Sales and other operating revenues        $275           $767  $1,042
Non-operating income (expenses)             --             16      16
                                       -------- -------------- -------
             Total revenues                275            783   1,058
                                       -------- -------------- -------
Costs and expenses
   Production expenses, including
    related taxes                           76            180     256
   Exploration expenses, including dry
    holes and lease impairment              40             51      91
   General, administrative and other
    expenses                                13             19      32
   Depreciation, depletion and
    amortization                            36            200     236
                                       -------- -------------- -------
             Total costs and expenses      165            450     615
                                       -------- -------------- -------

   Results of operations before income
    taxes                                  110            333     443
   Provision for income taxes               41            167     208
                                       -------- -------------- -------
Results of operations                      $69           $166    $235
                                       ======== ============== =======

                                               Third Quarter 2004
                                       -------------------------------
                                        United
                                        States   International  Total
                                       -------- -------------- -------

Sales and other operating revenues        $220           $567    $787
Non-operating income (expenses)              3              8      11
                                       -------- -------------- -------
             Total revenues                223            575     798
                                       -------- -------------- -------
Costs and expenses
   Production expenses, including
    related taxes                           55            147     202
   Exploration expenses, including dry
    holes and lease impairment              38             26      64
   General, administrative and other
    expenses                                13             17      30
   Depreciation, depletion and
    amortization                            31            186     217
                                       -------- -------------- -------
             Total costs and expenses      137            376     513
                                       -------- -------------- -------

   Results of operations before income
    taxes                                   86            199     285
   Provision for income taxes               33             97     130
                                       -------- -------------- -------
Results of operations                      $53           $102    $155
                                       ======== ============== =======

                                               Second Quarter 2005
                                       -------------------------------
                                        United
                                        States   International  Total
                                       -------- -------------- -------

Sales and other operating revenues        $269           $769  $1,038
Non-operating income (expenses)             (3)             2      (1)
                                       -------- -------------- -------
             Total revenues                266            771   1,037
                                       -------- -------------- -------
Costs and expenses
   Production expenses, including
    related taxes                           58            184     242
   Exploration expenses, including dry
    holes and lease impairment              51             36      87
   General, administrative and other
    expenses                                18             17      35
   Depreciation, depletion and
    amortization                            42            205     247
                                       -------- -------------- -------
             Total costs and expenses      169            442     611
                                       -------- -------------- -------

   Results of operations before income
    taxes                                   97            329     426
   Provision for income taxes               34            129     163
                                       -------- -------------- -------
Results of operations                      $63           $200    $263
                                       ======== ============== =======



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                             (IN MILLIONS)


                                                Nine Months 2005
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- -------------- -------

Sales and other operating revenues        $823         $2,287  $3,110
Non-operating income (expenses)             (4)            67      63
                                        ------- -------------- -------
            Total revenues                 819          2,354   3,173
                                        ------- -------------- -------
Costs and expenses
  Production expenses, including related
   taxes                                   183            539     722
  Exploration expenses, including dry
   holes and lease impairment              200            110     310
  General, administrative and other
   expenses                                 51             49     100
  Depreciation, depletion and
   amortization                            122            602     724
                                        ------- -------------- -------
            Total costs and expenses       556          1,300   1,856
                                        ------- -------------- -------

  Results of operations before income
   taxes                                   263          1,054   1,317
  Provision for income taxes                98            459     557
                                        ------- -------------- -------
Results of operations                     $165           $595    $760
                                        ======= ============== =======


                                                Nine Months 2004
                                        ------------------------------
                                         United
                                         States  International  Total
                                        ------- -------------- -------

Sales and other operating revenues        $631         $1,856  $2,487
Non-operating income (expenses)             (2)            44      42
                                        ------- -------------- -------
            Total revenues                 629          1,900   2,529
                                        ------- -------------- -------
Costs and expenses
  Production expenses, including related
   taxes                                   144            442     586
  Exploration expenses, including dry
   holes and lease impairment              101            103     204
  General, administrative and other
   expenses                                 48             65     113
  Depreciation, depletion and
   amortization                             95            561     656
                                        ------- -------------- -------
            Total costs and expenses       388          1,171   1,559
                                        ------- -------------- -------

  Results of operations before income
   taxes                                   241            729     970
  Provision for income taxes                90            336     426
                                        ------- -------------- -------
Results of operations                     $151           $393    $544
                                        ======= ============== =======



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                Third   Third  Second
                                               Quarter Quarter Quarter
                                                 2005    2004    2005
                                               ------- ------- -------
Operating Data
--------------
  Net Production Per Day
  ----------------------
    Crude oil - barrels
        United States                              42      44      47
        Europe                                    102     109     117
        Africa, Asia and other                     74      66      75
                                               ------- ------- -------

                    Total                         218     219     239
                                               ======= ======= =======

    Natural gas liquids - barrels
        United States                              11      12      14
        Europe                                      2       6       5
                                               ------- ------- -------

                    Total                          13      18      19
                                               ======= ======= =======

    Natural gas  - mcf
        United States                             125     164     148
        Europe                                    218     270     289
        Africa, Asia and other                    141      82     138
                                               ------- ------- -------

                    Total                         484     516     575
                                               ======= ======= =======

    Barrels of oil equivalent                     312     323     355
                                               ======= ======= =======


  Average Selling Price (including hedging)
  -----------------------------------------
    Crude oil - per barrel
        United States                          $34.86  $28.26  $32.44
        Europe                                  34.59   26.07   33.22
        Africa, Asia and other                  37.75   26.69   31.10

    Natural gas liquids - per barrel
        United States                          $40.90  $31.73  $34.98
        Europe                                  36.77   24.17   35.49

    Natural gas  - per mcf
        United States                           $8.53   $4.40   $6.47
        Europe                                   4.12    3.58    4.60
        Africa, Asia and other                   4.12    3.86    3.95

  Average Selling Price (excluding hedging)
  -----------------------------------------
    Crude oil - per barrel
        United States                          $58.32  $40.53  $47.83
        Europe                                  59.47   42.09   50.10
        Africa, Asia and other                  59.56   39.50   47.78

    Natural gas liquids - per barrel
        United States                          $40.90  $31.73  $34.98
        Europe                                  36.77   24.17   35.49

    Natural gas  - per mcf
        United States                           $8.53   $5.13   $6.47
        Europe                                   4.12    3.58    4.60
        Africa, Asia and other                   4.12    3.86    3.95



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                         Nine Months
                                                       ---------------
                                                         2005    2004
                                                       ------- -------
Operating Data
--------------
  Net Production Per Day
  ----------------------
    Crude oil - barrels
        United States                                      46      41
        Europe                                            113     122
        Africa, Asia and other                             73      64
                                                       ------- -------

                    Total                                 232     227
                                                       ======= =======

    Natural gas liquids - barrels
        United States                                      12      12
        Europe                                              5       6
                                                       ------- -------

                    Total                                  17      18
                                                       ======= =======

    Natural gas  - mcf
        United States                                     146     169
        Europe                                            281     321
        Africa, Asia and other                            127      85
                                                       ------- -------

                    Total                                 554     575
                                                       ======= =======

    Barrels of oil equivalent                             341     340
                                                       ======= =======


  Average Selling Price (including hedging)
  -----------------------------------------
    Crude oil - per barrel
        United States                                  $33.10  $26.41
        Europe                                          33.00   26.24
        Africa, Asia and other                          33.35   26.91

    Natural gas liquids - per barrel
        United States                                  $35.98  $28.03
        Europe                                          34.40   24.08

    Natural gas  - per mcf
        United States                                   $6.94   $4.95
        Europe                                           4.79    3.80
        Africa, Asia and other                           4.01    3.81

  Average Selling Price (excluding hedging)
  -----------------------------------------
    Crude oil - per barrel
        United States                                  $50.16  $36.68
        Europe                                          51.93   36.01
        Africa, Asia and other                          50.87   35.56

    Natural gas liquids - per barrel
        United States                                  $35.98  $28.03
        Europe                                          34.40   24.08

    Natural gas  - per mcf
        United States                                   $6.94   $5.35
        Europe                                           4.79    3.80
        Africa, Asia and other                           4.01    3.81


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                       HEDGED PRICES AND VOLUMES

                         WTI                         Brent
            ----------------------------  ----------------------------
                  Average Thousands of Average Thousands of Selling barrels per Selling barrels per
Maturity           Price          day          Price           day
------------ --------------- ---------------------------- ------------
2005
 4th Quarter       $32.16           28          $30.37           118

2006                    -            -           28.10            30
2007                    -            -           25.85            24
2008                    -            -           25.56            24
2009                    -            -           25.54            24
2010                    -            -           25.78            24
2011                    -            -           26.37            24
2012                    -            -           26.90            24


    Note: In addition to the income statement effects of the open hedge positions indicated above, the Corporation has after-tax deferred realized losses of $45 million as of September 30 included in accumulated other comprehensive income (loss). These after-tax losses will reduce income in the fourth quarter. There were no natural gas hedges outstanding at September 30.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   REFINING AND MARKETING SUPPLEMENTAL FINANCIAL AND OPERATING DATA

                                          Third    Third    Second
                                         Quarter  Quarter   Quarter
                                           2005     2004      2005
                                        -------- --------  --------
Financial Information (in millions)
-----------------------------------

  Refining and Marketing Earnings
  -------------------------------
  Income before income taxes            $   202  $   118   $   151
  Provision for income taxes                 77       33        53
                                        -------- --------  --------

           Refining and Marketing
            Earnings                    $   125  $    85   $    98
                                        ======== ========  ========

  Summary of Refining and Marketing
   Earnings
  ---------------------------------
      Refining                          $   144  $    68   $    77
      Marketing                             (22)       6        14
      Trading                                 3       11         7
                                        -------- --------  --------

           Total Refining and Marketing
            Earnings                    $   125  $    85   $    98
                                        ======== ========  ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

  Refined Product Sales (barrels per day)
  ---------------------------------------
      Gasoline                              226      198       227
      Distillates                           104      116       104
      Residuals                              43       44        59
      Other                                  37       36        45
                                        -------- --------  --------

           Total                            410      394       435
                                        ======== ========  ========

  Refinery Throughput (barrels per day)
  -------------------------------------
      HOVENSA - Crude runs                  413      480       500
      HOVENSA - AHC 50% share               206      240       250
      Port Reading                           62       40        58
                         -----------------
  Refinery Utilization   Refinery Capacity
  --------------------   -----------------
                          (thousands of
      HOVENSA            barrels per day)
         Crude                 500         82.5%*   95.9%    100.1%
         FCC                   150         89.7%    93.9%     93.3%
         Coker                  58         92.4%    94.1%    100.9%
      Port Reading              65         95.5%    64.2%**   89.2%
                         -----------------

*   Reflects reduced utilization from scheduled maintenance.
**  Represents a storm-related interruption.

  Retail Marketing
  ----------------
      Number of retail stations (a)       1,358    1,238     1,352
      Convenience store revenue
       (in millions) (b)                $   260  $   249   $   254
      Average gasoline volume per
       station (gallons per month) (b)      211      192       213


(a) Includes company operated, branded/dealer and Wilco-Hess.
(b) Company operated only.



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   REFINING AND MARKETING SUPPLEMENTAL FINANCIAL AND OPERATING DATA

                                                   Nine Months
                                             -----------------------

                                                2005        2004
                                             ----------- -----------

Financial Information (in millions)
-----------------------------------

  Refining and Marketing Earnings
  -------------------------------
  Income before income taxes                     $  455      $  470
  Provision for income taxes                        169         112
                                             ----------- -----------

      Refining and Marketing Earnings            $  286      $  358
                                             =========== ===========

  Summary of Refining and Marketing Earnings
  ------------------------------------------
    Refining                                     $  263      $  265
    Marketing                                         5          49
    Trading                                          18          44
                                             ----------- -----------

      Total Refining and Marketing Earnings      $  286      $  358
                                             =========== ===========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------
  Refined Product Sales (barrels per day)
  ---------------------------------------
    Gasoline                                        211         197
    Distillates                                     125         136
    Residuals                                        59          59
    Other                                            40          35
                                             ----------- -----------

      Total                                         435         427
                                             =========== ===========

  Refinery Throughput (barrels per day)
  -------------------------------------
    HOVENSA - Crude runs                            454         488
    HOVENSA - AHC 50% share                         227         244
    Port Reading                                     52          51
                         -----------------
  Refinery Utilization   Refinery Capacity
  --------------------   -----------------
                          (thousands of
      HOVENSA            barrels per day)
       Crude                   500                 90.8%*      97.5%
       FCC                     150                 80.2%*      95.2%
       Coker                    58                 95.4%       98.0%
    Port Reading                65                 80.4%*      81.5%**
                         -----------------

*   Reflects reduced utilization from scheduled maintenance.
**  Represents a storm-related interruption.

  Retail Marketing
  ----------------
    Number of retail stations (a)                 1,358       1,238
    Convenience store revenue
     (in millions) (b)                           $  732      $  704
    Average gasoline volume per station
     (gallons per month) (b)                        206         191


(a) Includes company operated, branded/dealer and Wilco-Hess.
(b) Company operated only.

    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940